UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8−K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
October 22, 2015
_________________________

333-183223-13

(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2015-4 Owner Trust

(Exact name of registrant and issuing entity specified in its charter)

333-183223

(Commission File Number of registrant and depositor)

American Honda Receivables LLC

(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of registrant and sponsor as specified in its charter)

____________________________________

Delaware	47-7284286
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables LLC

20800 Madrona Avenue Torrance, CA 90503

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On October 22, 2015, American Honda Receivables LLC (“AHR LLC”) transferred certain fixed rate retail installment sales contracts secured by new and used Honda and Acura motor vehicles (including automobiles and light-duty trucks) (the “Receivables”) to Honda Auto Receivables 2015-4 Owner Trust (the “Issuer”). The Issuer granted a security interest in the Receivables to The Bank of New York Mellon, as indenture trustee, and issued: Class A–2 0.82% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 1.23% Asset Backed Notes (the “Class A–3 Notes”) and Class A–4 1.44% Asset Backed Notes (the “Class A–4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $900,000,000. The Issuer also issued Class A-1 0.40000% Asset Backed Notes (the “Class A-1 Notes”), and AHR LLC will retain all of the Class A-1 Notes, which are not registered under the Securities Act of 1933, as amended.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement, Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01. Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits:

1.1*	Underwriting Agreement, dated October 14, 2015, among American Honda Receivables LLC, American Honda Finance Corporation, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and SMBC Nikko Securities America, Inc.

4.1	Indenture, dated October 22, 2015, between Honda Auto Receivables 2015-4 Owner Trust and MUFG Union Bank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated October 22, 2015, between American Honda Receivables LLC and U.S. Bank Trust National Association, as owner trustee.

99.1	Sale and Servicing Agreement, dated October 22, 2015, among Honda Auto Receivables 2015-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated October 22, 2015, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, dated October 22, 2015, among Honda Auto Receivables 2015-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and The Bank of New York Mellon, as indenture trustee.

99.4	Control Agreement, dated October 22, 2015, among American Honda Receivables LLC, Honda Auto Receivables 2015-4 Owner Trust, American Honda Finance Corporation and The Bank of New York Mellon, as indenture trustee, as assignee-secured party, and as securities intermediary.

* Previously filed on Form 8-K on October 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables LLC
Depositor

By: /s/ Paul C. Honda
Name: Paul C. Honda
Title: Treasurer

October 22, 2015

EXHIBIT INDEX

1.1*	Underwriting Agreement, dated October 14, 2015, among American Honda Receivables LLC, American Honda Finance Corporation, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and SMBC Nikko Securities America, Inc.

4.1	Indenture, dated October 22, 2015, between Honda Auto Receivables 2015-4 Owner Trust and MUFG Union Bank, N.A., as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated October 22, 2015, between American Honda Receivables LLC and U.S. Bank Trust National Association, as owner trustee.

99.1	Sale and Servicing Agreement, dated October 22, 2015, among Honda Auto Receivables 2015-4 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, dated October 22, 2015, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, dated October 22, 2015, among Honda Auto Receivables 2015-4 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and The Bank of New York Mellon, as indenture trustee.

99.4	Control Agreement, dated October 22, 2015, among American Honda Receivables LLC, Honda Auto Receivables 2015-4 Owner Trust, American Honda Finance Corporation and The Bank of New York Mellon, as indenture trustee, as assignee-secured party, and as securities intermediary.

* Previously filed on Form 8-K on October 16, 2015.